Saia, Inc. Agrees to Acquire 17 Yellow Corporation Terminals in Chapter 11 Bankruptcy Sale

JOHNS CREEK, GA – December 5, 2023 – Saia, Inc. (Nasdaq: SAIA), a leading transportation provider offering national less-than-truckload (LTL), non-asset truckload, expedited and logistics services, announced today that it is the winning bidder for 17 terminals of Yellow Corporation (“Yellow”) auctioned in connection with Yellow’s pending Chapter 11 bankruptcy. Saia has agreed to pay a total of $235.7 million for Yellow terminals located in the following markets: Fresno, California; Seaford, Delaware; Augusta, Georgia; Bowling Green, Kentucky; Paducah, Kentucky; West Boston, Massachusetts; Grand Rapids, Michigan; Grayling, Michigan; Duluth, Minnesota; Owatonna, Minnesota; Trenton, New Jersey; Rochester, New York; Akron, Ohio; Youngstown, Ohio; Reading, Pennsylvania; Knoxville, Tennessee; and Laredo, Texas.

“The addition of these new facilities furthers our multiyear strategy of expanding Saia’s national terminal footprint and, as they are opened over time, they will enable us to provide better service to both new and existing customers”, said Saia President and CEO, Fritz Holzgrefe.

The closing of the transaction is expected in the first quarter of 2024 and is subject to various conditions, including approval by the U.S. Bankruptcy Court for the District of Delaware of the sale and regulatory approvals. A hearing to seek court approval is expected on December 12, 2023. Saia intends to pay the purchase price with a combination of cash on hand and availability under its credit facilities.

About Saia, Inc.

Saia Inc. (NASDAQ: SAIA) offers customers a wide range of less-than-truckload, non-asset truckload, expedited and logistics services. With headquarters in Johns Creek, Georgia, Saia LTL Freight operates 194 terminals across the country and employs nearly 14,000 people. For more information on Saia, Inc. visit the Investor Relations section at www.saia.com/about-us/investor-relations.

Cautionary Note Regarding Forward-Looking Statements

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This news release may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “may,” “plan,” “predict,” “believe,” “should” and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by law. All forward-looking statements reflect the present expectation of future events of our management as of the date of this news release and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors, risks, uncertainties and assumptions include, but are not limited to, (1) the failure of the U.S. Bankruptcy Court for the District of Delaware to approve the sale of the terminals to Saia; (2) the possibility of a different bidder emerging to purchase all Yellow real estate or other assets; (3) the failure to obtain required regulatory approvals for the sale, including approvals required by the Hart-Scott-Rodino Antitrust Improvements Act; (4) general economic conditions including downturns or inflationary periods in the business cycle; (5) operation within a highly competitive industry and the adverse impact from downward pricing pressures, including in connection with fuel surcharges, and other factors; (6) industry-wide external factors largely out of our control; (7) cost and availability of qualified drivers, dock workers, mechanics and other employees, purchased transportation and fuel; (8) inflationary increases in operating expenses and corresponding reductions of profitability; (9) cost and availability of diesel fuel and fuel surcharges; (10) cost and availability of insurance coverage and claims expenses and other expense volatility, including for personal injury, cargo loss and damage, workers’ compensation, employment and group health plan claims; (11) failure to successfully execute the strategy to expand our service geography; (12) costs and liabilities from the disruption in or failure of our technology or equipment essential to our operations, including as a result of cyber incidents, security breaches, malware or ransomware attacks; (13) failure to keep pace with technological developments; (14) labor relations, including the adverse impact should a portion of our workforce become unionized; (15) cost, availability and resale value of real property and revenue equipment; (16) supply chain disruption and delays on new equipment delivery; (17) capacity and highway infrastructure constraints; (18) risks arising from international business operations and relationships; (19) seasonal factors, harsh weather and disasters caused by climate change; (20) economic declines in the geographic regions or industries in which our customers operate; (21) the creditworthiness of our customers and their ability to pay for services; (22) our need for capital and uncertainty of the credit markets; (23) the possibility of defaults under our debt agreements, including violation of financial covenants; (24) inaccuracies and changes to estimates and assumptions used in preparing our financial statements; (25) failure to operate and grow acquired businesses in a manner that support the value allocated to acquired businesses; (26) dependence on key employees; (27) employee turnover from changes to compensation and benefits or market factors; (28) increased costs of healthcare benefits; (29) damage to our reputation from adverse publicity, including from the use of or impact from social media; (30) failure to make future acquisitions or to achieve acquisition synergies; (31) the effect of litigation and class action lawsuits arising from the operation of our business, including the possibility of claims or judgments in excess of our insurance coverages or that result in increases in the cost of insurance coverage or that preclude us from obtaining adequate insurance coverage in the future; (32) the potential of higher corporate taxes and new regulations, including with respect to climate change, employment and labor law, healthcare and securities regulation; (33) the effect of governmental regulations, including hours of service and licensing compliance for drivers, engine emissions, the Compliance, Safety, Accountability (CSA) initiative, regulations of the Food and Drug Administration and Homeland Security, and healthcare and environmental regulations; (34) unforeseen costs from new and existing data privacy laws; (35) changes in accounting and financial standards or practices; (36) widespread outbreak of an illness or any other communicable disease, including the COVID-19 pandemic; (37) international conflicts and geopolitical instability; (38) increasing investor and customer sensitivity to social and sustainability issues, including climate change; (39) provisions in our governing documents and Delaware law that may have anti-takeover effects; (40) issuances of equity that would dilute stock ownership; (41) weakness, disruption or loss of confidence in financial or credit markets; and (42) other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s SEC filings.

As a result of these and other factors, no assurance can be given as to our future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this news release. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

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CONTACT: Saia, Inc.

Douglas Col

Executive Vice President and Chief Financial Officer

Investors@saia.com